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Dessauer & McIntyre
Asset Management, Inc.

                        [LOGO] The Dessauer
                               Global Equity Fund

                               A no-load growth fund

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                                   [GRAPHIC]

Annual Report
March 31, 1999
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                         The Dessauer Global Equity Fund
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Dear Shareholder

I'm pleased to be able to report good news on two fronts: the performance of The Dessauer Global Equity Fund during the past year, as well as our ability to take profitable advantage of current financial and economic trends.

1998 was the Fund's first full calendar year of operations, and my first year as sole manager of the Fund.

During 1998, our 12-month return was +26.3%. That compares favorably to the Lipper Global Fund Average (+14.63%) and virtually matched the S&P 500 (+28.6%). Net asset value increased in 1998 from $11.21 to $14.13 per share.

This year we're off to a strong start: already up 19.3% as of just May 13, 1999. For this same period, the Lipper Global Fund Average is up only 9.2%, while the S&P 500 is up just 11.9%.

We have gotten these results by combining value investing and a global perspective--an approach that requires independent thinking and analysis. That's why we refuse to rely on reports from Wall Street analysts and instead utilize the comprehensive research resources here at Dessauer & McIntyre Asset Management, Inc. (Dessauer & McIntyre).

                             Secrets of Our Success

Here's why we believe we have been so successful in the past, and will continue to be in the future:

  . We invest in the best companies in the most exciting industries in the world
    -- We look for successful businesses only in the world's major markets:
    North America, Europe, Japan and Hong Kong. We avoid the risks that come with direct investments in emerging markets. Last fall, fears of a global depression gave us a chance to accumulate shares in some of the greatest financial companies in the world at bargain prices. In October, for example, both Citigroup and AXA were unfairly punished for their exposure to the world's financial markets. But AXA strongly recovered from its lows and Citigroup went on to become the best-performing stock in the Dow Jones Industrial Average for the 1st quarter of 1999.

  . We get to know the management of the companies we invest in -- Time and time again I find personal contact is the best way to make the right moves and avoid Wall Street's ever-changing market mood swings. That's why I rely on face-to-face meetings with top executives to provide me with unique insights into their companies' stock value. For example, discussions with Hank Greer at SEI Investments led me to continue holding stock in his company when market sentiment turned against it. Consequently, we've much more than doubled our money.

  . We seek already-successful companies whose management is driven to constantly improve their competitive position -- A key indicator of a stock's future success is management's interest in seeing it rise, and their ability to create strategies for doing so. Park Place Entertainment is a great example of this. The gaming industry had been hopelessly out of favor for the past two years. But Arthur Goldberg and his management team were constantly looking ahead, and aggressively decided to spin themselves off from Hilton Hotels to form one of the industry's most dominant gaming companies. Just before the gaming industry's return to favor, they purchased the Caesar's World gaming empire at a very attractive price. Now they're the gaming powerhouse and have set the stage for many years of rising profits and shareholder value for us.

                                                                               1
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                         The Dessauer Global Equity Fund
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  . We invest in industries that propel growth in the global economy -- We look for companies in industries that are fueling the growth of the global economy, including financial services, healthcare, entertainment, telecommunications and technology. In the coming months and years, these groups are perfectly positioned to take advantage of all the dominant themes of our time, such as the growth of global trade, the decline of inflation, America's ascendancy to economic leadership, breakthrough medical discoveries, and the development of e-commerce. A perfect example of this is AXA, an international provider of insurance and related financial services. Even if you haven't heard of them, you've undoubtedly heard of some of the companies they control, including the Equitable Companies (60%), Donaldson, Lufkin & Jenrette and Alliance Capital Management. Their stock price has almost doubled in the less than two years since we've owned it. But even more importantly, as the global economy continues to emerge from the slow growth of the last couple of years, this is a company whose strong, worldwide brand names will lead the way.

  . We profit from the Internet without investing in hugely overpriced
    "Internet" stocks -- I believe the Internet and e-commerce will profoundly change the world's economy. To profit from this with reduced risk, we avoid overvalued pure Internet plays like Amazon.com and eBay. Instead, we're profiting from the communications revolution the Internet is spawning by investing in companies that build and maintain its fast-growing infrastructure: MCI-Worldcom, Cable & Wireless, LSI Logic, Motorola, Scientific Atlanta and Time Warner. My favorite, however, is Qwest Communications, whose 18,800 mile fiber-optic network will be completed in June, 1999. This network was built to take advantage of enormous growth opportunities from the coming together of communications networks, computers and content. People want bigger bandwith and speedier communications. This network gives it to them.

  . We make investing less taxing for you -- In order to turn the Fund's performance into real, useable income for you, we focus on long-term, after-tax return. Through strategies such as carefully limiting the amount of trades we make, we strive to keep your realized taxable gains to an absolute minimum.

Another important secret of our success has been Robert E. Flynn, who has worked alongside me for nearly three years. I am pleased to announce that your Board of Trustees recently recognized Rob's contributions to the success of the Fund by appointing him Vice President on January 20, 1999.

                               Open-Ended Benefits

The Fund converted from a closed-end fund (DGE) to an open-end one (DGLEX) on April 23, 1999.

This conversion provision was established when the Fund began in order to protect you from the Fund trading at a significant discount for too long. If you owned shares of the closed-end fund, you're automatically a share holder in the new fund on a share-for-share basis.

In addition, you can now enjoy the following benefits:

  * No commissions on purchases or redemptions -- Now you can purchase and sell Fund shares directly through the Fund commission-free.

  * Increased value of holdings -- Because the Fund no longer trades at a discount to its net asset value, the value of your shares actually increased on the day of the conversion.

2
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                         The Dessauer Global Equity Fund
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  * Check-free automatic investing -- You can now have a specified amount deducted directly from your bank account on a regular basis.

  * Opportunity to decrease fund expenses -- Allowing new shareholders into the Fund will increase assets and, thanks to greater economies of scale, should ultimately lead to lower fund expenses.

                                  Looking Ahead

As you undoubtedly know by now, John Dessauer has decided to leave Dessauer & McIntyre and will no longer be connected with the Fund.

However, his departure in no way affects the management of the Fund. As sole manager of the Fund's portfolio for Dessauer & McIntyre since the fund began, I have had--and will continue to have--complete strategic as well as day-to-day responsibility for all investment decisions.

All in all, I am confident that our strong results over the last two years, together with the investment philosophy I have shared with you today, will allow the Fund to continue to flourish in its new open-end status. That's one reason I remain one of the Fund's largest shareholders, with a position of approximately 43,000 shares worth nearly $725,000 as of May 13, 1999.

On behalf of everyone here at Dessauer & McIntyre, I thank you for your loyalty and support. And while 1999 is off to a great start, I want you to know that we'll continue to keep an eye out for new opportunities and carefully watch the companies in which we have invested on your behalf.

Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA

Chairman, President & chief Executive Officer

For the year ended March 31, 1999 the total return for The Dessauer Global Equity Fund was 9.54%. For the period May 30, 1997 (commencement of the Fund) through March 31, 1999 the average annual total return was 14.62%. Past performance is not a guarantee of future performance. Returns &share value will fluctuate so that investors may experience a gain or loss when they redeem their shares.

                                                                               3
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                         The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 1999
--------------------------------------------------------------------------------

Equity Securities (96.4%)                                                     Shares      Value
----------------------------------------------------------------------------------------------------
Banking: (7.5%)
Banco Santander SA ADR (Spain) .......................................       101,200   $  2,030,325
Espirito Santo Financial Group SA ADR (Portugal) .....................       100,000      1,581,250
First Union Corporation (United States) ..............................        60,000      3,202,500
                                                                                       ------------
                                                                                          6,814,075
                                                                                       ------------
Consumer Services: (7.8%)
Cendant Corporation (United States)* .................................       450,000      7,087,500
                                                                                       ------------
Entertainment: (9.6%)
Pixar, Inc. (United States)* .........................................        40,000      1,575,000
Time Warner Inc. (United States) .....................................       100,000      7,093,750
                                                                                       ------------
                                                                                          8,668,750
                                                                                       ------------
Financial Services: (15.3%)
AXA ADR (France) .....................................................        40,000      2,650,000
Citigroup Inc. (United States) .......................................        70,000      4,471,250
CountryWide Credit Industries, Inc. (United States) ..................        80,000      3,000,000
SEI Investments Company (United States) ..............................        40,000      3,700,000
                                                                                       ------------
                                                                                         13,821,250
                                                                                       ------------
Health & Personal Care: (12.0%)
Bally Total Fitness Holding Corporation (United States)* .............       180,000      4,297,500
Elan Corporation Plc ADR (Ireland) ...................................        30,000      2,092,500
Glaxo Wellcome Plc ADR (United Kingdom) ..............................        30,000      2,008,125
Novartis AG ADR (Switzerland) ........................................        30,000      2,437,564
                                                                                       ------------
                                                                                         10,835,689
                                                                                       ------------
Hotel / Gaming: (8.5%)
Harrah's Entertainment, Inc. (United States)* ........................       100,000      1,906,250
Hilton Hotels Corporation (United States) ............................       250,000      3,515,625
Park Place Entertainment Corporation  (United States)* ...............       300,000      2,268,750
                                                                                       ------------
                                                                                          7,690,625
                                                                                       ------------
Natural Resources: (5.5%)
Core Laboratories N.V. (Netherlands)* ................................       100,000      1,762,500
Enron Corporation (United States) ....................................        50,000      3,212,500
Fletcher Challenge Forests Ltd. ADR (New Zealand) ....................        20,000         76,250
Hong Kong & China Gas Warrants Exp. 09/30/99 (Hong Kong/China)*               15,000            581
                                                                                       ------------
                                                                                          5,051,831
                                                                                       ------------
Technology: (9.5%)
Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands) .......        40,000      3,297,500
LSI Logic Corporation (United States)* ...............................       100,000      3,118,750
Motorola, Inc.  (United States) ......................................        30,000      2,203,125
                                                                                       ------------
                                                                                          8,619,375
                                                                                       ------------

See accompanying notes to financial statements.

4
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                         The Dessauer Global Equity Fund
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
Equity Securities (continued)                                                 Shares       Value
----------------------------------------------------------------------------------------------------
Telecommunications Services: (20.7%)
Cable & Wireless Plc ADR (United Kingdom) ............................        40,000   $  1,477,500
MCI WorldCom, Inc. (United States)* ..................................        60,000      5,313,750
Qwest Communications International Inc. (United States)* .............        90,000      6,488,437
Scientific-Atlanta, Inc. (United States) .............................       200,000      5,437,500
                                                                                       ------------
                                                                                         18,717,187
                                                                                       ------------
Total Equity Securities
   (Identified Cost $65,689,899) .....................................                   87,306,282
                                                                                       ------------

----------------------------------------------------------------------------------------------------
                                                                          Principal
Short-Term Investments (3.5%)                                               Amount         Value
----------------------------------------------------------------------------------------------------
Repurchase Agreement (3.5%)
   Investors Bank and Trust Company Repurchase
   Agreement, 4.40%, due 04/01/99, (Collateralized by $3,356,343
   Federal National Mortgage Association FLTR FNR G92-5 FA, 4.765%
   due 01/25/2022) (Maturity Value $3,196,557)
   (Identified Cost $3,196,166)) .....................................  $  3,196,166   $  3,196,166
                                                                                       ------------
Total Investments 99.9%
   (Identified Cost $68,886,065**) ...................................                   90,502,448
                                                                                       ------------
Other assets less liabilities 0.01% ..................................                       83,455
                                                                                       ------------
Net Assets 100.0% ....................................................                 $ 90,585,903
                                                                                       ============
**Cost for federal income tax purposes is the same

       Net unrealized appreciation consists of
         Gross unrealized appreciation ...............................                 $ 25,573,173
         Gross unrealized depreciation ...............................                   (3,956,790)
                                                                                       ------------
              Net unrealized appreciation ............................                 $ 21,616,383
                                                                                       ============

* Non-income producing security.

See accompanying notes to financial statements.

                                                                               5
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                         The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 1999
--------------------------------------------------------------------------------
                                                                     Percent of
Country                                                              Net Assets

France.............................................................      2.9%
Hong Kong/China....................................................      0.0
Ireland............................................................      2.3
Netherlands........................................................      5.6
New Zealand .......................................................      0.1
Portugal...........................................................      1.7
Spain..............................................................      2.2
Switzerland........................................................      2.7
United Kingdom ....................................................      3.9
United States......................................................     78.5
Other assets less liabilities......................................      0.1
                                                                       -----
Net Assets ........................................................    100.0%
                                                                       =====

See accompanying notes to financial statements.


6
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                         The Dessauer Global Equity Fund
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STATEMENT OF ASSETS AND LIABILITIES at March 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $68,886,065) .................    $90,502,448
Receivable for dividends and interest ..................................         69,861
Prepaid expenses .......................................................         43,243
Other assets ...........................................................        105,396
                                                                            -----------
   Total assets ........................................................     90,720,948
                                                                            -----------
LIABILITIES
Due to advisor .........................................................         61,747
Accrued expenses .......................................................         73,298
                                                                            -----------
   Total liabilities ...................................................        135,045
                                                                            -----------
NET ASSETS .............................................................    $90,585,903
                                                                            ===========
Net asset value per share
   ($90,585,903/6,050,204 shares outstanding; 50,000,000
   number of shares authorized, $0.01 par value ........................         $14.97
                                                                            ===========
Market value per share .................................................         $14.13
                                                                            ===========
SOURCE OF NET ASSETS
   Paid-in capital .....................................................    $71,321,720
   Accumulated net realized loss on investments and foreign currency ...     (2,352,200)
   Net unrealized appreciation on investments and foreign currency .....     21,616,383
                                                                            -----------
       Net assets ......................................................    $90,585,903
                                                                            ===========

See accompanying notes to financial statements.


                                                                               7
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                         The Dessauer Global Equity Fund
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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                For the
                                                                              Year Ended
                                                                            March 31, 1999
------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends (Net of foreign witholding tax of $9,423) .........................  $   847,337
Interest ....................................................................       42,074
                                                                               -----------
   Total investment income ..................................................      889,411

Expenses
Advisory fees ...............................................................      574,596
Legal fees ..................................................................      183,584
Administration fees .........................................................       80,565
Accounting fees .............................................................       55,019
Reports to shareholders .....................................................       46,183
Auditing fees ...............................................................       34,419
Transfer agent fees .........................................................       33,824
Custodian fees ..............................................................       28,675
Trustees' fees ..............................................................       26,469
Insurance ...................................................................       14,955
Registration fees ...........................................................       14,930
Miscellaneous ...............................................................       57,639
                                                                               -----------
   Total expenses ...........................................................    1,150,858
                                                                               -----------
     Net investment loss ....................................................     (261,447)
                                                                               ===========
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency .......................       14,571
Net change in unrealized gain on investments and foreign currency ...........    8,169,677
                                                                               -----------
   Net realized and unrealized gain on investments and foreign currency .....    8,184,248
                                                                               -----------
   Net Increase in Net Assets Resulting from Operations .....................  $ 7,922,801
                                                                               ===========

See accompanying notes to financial statements.


8
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                         The Dessauer Global Equity Fund
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      For the            May 30, 1997*
                                                                    Year Ended                to
                                                                  March 31, 1999        March 31, 1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss) .....................................     ($261,447)             $591,014
Net realized gain (loss) on investments and
   foreign currency ..............................................        14,571            (1,595,030)
Net change in unrealized appreciation on investments
   and foreign currency ..........................................     8,169,677            13,446,706
                                                                     -----------           -----------
   Net increase in net assets resulting
     from operations .............................................     7,922,801            12,442,690
                                                                     -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions paid from net investment income ....................      (143,995)             (380,427)
Distributions paid from taxable realized gains ...................             0              (771,741)
                                                                     -----------           -----------
   Total distributions to shareholders ...........................      (143,995)           (1,152,168)
                                                                     -----------           -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................................             0            71,398,694
Proceeds from reinvestement of distributions .....................             0                17,881
Cost of shares redeemed ..........................................             0                     0
                                                                     -----------           -----------
   Net increase from capital share transactions ..................             0            71,416,575
                                                                     -----------           -----------
   Net increase in net assets ....................................     7,778,806            82,707,097
                                                                     -----------           -----------
NET ASSETS
Beginning of period ..............................................    82,807,097               100,000
                                                                     -----------           -----------
End of period
   (including undistributed (overdistributed) net investment
   income of ($194,855) and $210,587, respectively) ..............   $90,585,903           $82,807,097
                                                                     ===========           ===========
CHANGES IN SHARES
Shares sold ......................................................             0             6,040,141
Shares reinvested from distributions .............................             0                 1,645
Shares redeemed ..................................................             0                     0
                                                                     -----------           -----------
Net increase .....................................................             0             6,041,786
                                                                     ===========           ===========

*Commencement of the Fund.

See accompanying notes to financial statements.


                                                                               9
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                         The Dessauer Global Equity Fund
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FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                           For the          May 30, 1997*
                                                         Year Ended              to
                                                       March 31, 1999      March 31, 1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period .......................   $13.69              $11.88
                                                              -------             -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ............................    (0.05)               0.10
   Net realized and unrealized gain on investments .........     1.35                1.90**
                                                              -------             -------
   Total from investment operations ........................     1.30                2.00
                                                              -------             -------
LESS DISTRIBUTIONS
   Dividends from net investment income ....................    (0.02)              (0.06)
   Distributions from net capital gains ....................     0.00               (0.13)
                                                              -------             -------
Total distributions ........................................    (0.02)              (0.19)
                                                              -------             -------
Net asset value, end of period .............................   $14.97              $13.69
                                                              -------             -------
New York Stock Exchange opening price ......................   $12.50              $12.50
New York Stock Exchange closing price, end of year .........   $14.13              $12.50
Total investment return+++ .................................    13.20%/1/            1.76%/+1/
Total return ...............................................     9.54%/2/           17.27%/+2/
Net assets, end of period (thousands) ......................  $90,586             $82,807

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets ....................     1.43%               1.54%/++/
Ratio of net investment income to average net assets .......    (0.32%)              0.99%/++/
Portfolio turnover rate ....................................    51.68%              74.47%/+/

/*/  Commencement of the Fund.

/**/ Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.

/+/  Not annualized.

/++/ Annualized.

/+++/Does not reflect sales charges.

/1./ Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.

/2./ Based on net asset value per share and including the reinvestment of dividends and distributions.

See accompanying notes to financial statements.


10
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                         The Dessauer Global Equity Fund
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Notes to Financial Statements

Note 1 -- Organization

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.


                                                                              11
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                         The Dessauer Global Equity Fund
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C. Federal Income Taxes. The Fund intends to comply with the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31,1999, the Fund decreased paid-in capital by $194,855 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

Note 3 -- Investment Advisory Fee and Other Transactions With Affiliates

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("Dessauer") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays Dessauer a monthly fee at an annual rate of 0.75% of its average weekly net asset value of the Fund. Prior to June 27, 1998, the Fund paid Dessauer fees at an annual rate of 0.60% of its average weekly net asset. For the year ended March 31, 1999, the Fund paid $574,596 to Dessauer in such fees. The Fund is responsible for its own operating expenses.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average net assets. For the year ended March 31, 1999 the Fund paid $80,565 in such fees.

Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.


12
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                         The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

Note 4 -- Concentration of Risk

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

Note 5 -- Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the year ended March 31, 1999 were $41,075,502 and $51,346,132, respectively.

Note 6 -- Year 2000 Issue (Unaudited)

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue."

The Fund has assessed its computer systems and the systems compliance issues of its brokers and major service providers. The Fund has taken steps that it believes are reasonably designed to address the Year 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 issues. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 issue could have a materially adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the year ended March 31, 1999, the Fund incurred no significant Year 2000 related expenses and does not expect to incur significant Year 2000 expenses in the future.

The Fund is in the process of establishing a contingency plan to address recovery from unavoidable Year 2000 problems, if any.

Note 7 -- Subsequent Event

Pursuant to the terms of the Fund's prospectus, should the Fund trade at a discount of 5% or greater to its net asset value commencing on the last business day of any week and then for fourteen consecutive business days thereafter, the Fund will automatically convert to an open-end investment company. On April 22, 1999 the Fund ceased to operate as a closed-end fund. Effective April 29, 1999 the Fund commenced operations as an open-end fund.

--------------------------------------------------------------------------------
                         The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of the Dessauer Global Equity Fund

We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dessauer Global Equity Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998 in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Los Angeles, California

May 5, 1999

This material is authorized when preceded or accompanied by a prospectus for The Dessauer Global Equity Fund, which you should read carefully before you invest. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, Arizona
85018.

For more information, please call 1-800-560-0086

DESAR 3/99

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